   As filed with the Securities and Exchange Commission on November 13, 2001

                                              File No.  333-____________

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           __________________________

                                    FORM S-8

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

                                KOPIN CORPORATION
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
--------------------------------------------------------------------------------
         (State or Other Jurisdiction of Incorporation or Organization)

                                   04-2833935
--------------------------------------------------------------------------------
                      (I.R.S. Employer Identification No.)

  695 Myles Standish Blvd., Taunton, MA                 02780-1042
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                (Zip Code)

              KOPIN CORPORATION 1992 STOCK OPTION PLAN, AS AMENDED
                  KOPIN CORPORATION 2001 EQUITY INCENTIVE PLAN
                                       and
            KOPIN CORPORATION 2001 SUPPLEMENTAL EQUITY INCENTIVE PLAN
--------------------------------------------------------------------------------
                            (Full Title of the Plans)

John C.C. Fan                   with copies to:
Chief Executive Officer                              John J. Concannon III, Esq.
Kopin Corporation                                    Bingham Dana LLP
695 Myles Standish Blvd.                             150 Federal Street
Taunton, MA 02780-1042                               Boston, MA 02110
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

(508) 824-6696                                           (617) 951-8000
--------------------------------------------------------------------------------
          (Telephone Number, Including Area Code, of Agent For Service)


================================================================================
                         CALCULATION OF REGISTRATION FEE


                                                                  Proposed
Title of                                          Proposed        Maximum
Securities         Amount            Maximum      Aggregate       Amount of
to be              to be             Offering     Offering        Registration
Registered         Registered*       Price*       Price*          Fee
----------         -----------       ------       ------          ---

Common Stock       2,800,000         $14.14       $39,592,000     $9,898
$.01 par
value per share
--------------------------------------------------------------------------------

* Estimated solely for the purpose of computing the registration fee pursuant to Rule 457(h) under the Securities Act of 1933, as amended, based on the average of the high and low prices of the Registrant's Common Stock, $.01 par value per share, reported by the Nasdaq National Market on November 9, 2001.

                                    PART II

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

     The following documents filed by Kopin Corporation (the "Registrant") with the Securities and Exchange Commission (the "SEC") are hereby incorporated by reference into this Registration Statement: (1) the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 filed by the Registrant with the SEC on April 2, 2001; (2) the Registrant's Definitive Proxy Statement filed with the SEC on April 20, 2001; (3) the Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2001; (4) the Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2001; (5) the Registrant's Quarterly Report on Form 10-Q/A for the fiscal quarter ended June 30, 2001; (6) the Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended September 29, 2001; (7) the Registrant's Current Report on Form 8-K, as filed by the Registrant with the SEC on March 7, 2001; (8) the Registrant's Current Report on Form 8-K, as filed by the Registrant with the SEC on March 9, 2001; (9) the Registrant's Current Report on Form 8-K, as filed by the Registrant with the SEC on October 4, 2001; (10) all other reports filed by the Registrant pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") since December 31, 2000; and (11) the description of the Common Stock of the Registrant, $.01 par value per share (the "Common Stock"), contained in the Registrant's registration statement on Form S-1 filed with the SEC under Section 12(g) of the Exchange Act, including any amendment or report filed for the purpose of updating such description.

     In addition, all documents filed pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act subsequent to the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities registered hereby have been sold or which deregisters all of such securities then remaining unsold shall be incorporated by reference into this Registration Statement as of the filing date of each.

ITEM 4.  DESCRIPTION OF SECURITIES.

         Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

         Not applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     Section 145 of the Delaware General Corporation Law (the "DGCL") empowers a Delaware corporation to indemnify its officers and directors and certain other persons to the extent and under the circumstances set forth therein.

     The Amended and Restated Certificate of Incorporation and the Amended and Restated By-Laws of Kopin include provisions to (i) eliminate the personal liability of our directors for monetary damages resulting from breaches of their fiduciary duty to the extent permitted by Section 102(b)(7) of the Delaware General Corporation Law and (ii) authorize Kopin to indemnify our directors and officers to the fullest extent permitted by Section 145 of the DGCL, including circumstances in which indemnification is otherwise discretionary. Kopin has purchased an insurance policy covering the officers and directors of the Registrant with respect to certain liabilities arising under the Securities Act or otherwise.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

     Not applicable.

ITEM 8.  EXHIBITS.

     The following exhibits are filed as part of or incorporated by reference into this Registration Statement:

  4.1(a)*        Amended and Restated Certificate of Incorporation of the
                 Registrant.


  4.1(b)** Certificate of Amendment of Amended and Restated Certificate of Incorporation of the Registrant.

  4.1(c)***      Certificate of Amendment of Amended and Restated Certificate of
                 Incorporation of the Registrant.

  4.2****        Amended and Restated By-laws, as amended, of the Registrant.

  4.3(a)*****    Kopin Corporation Amended and Restated 1992 Stock Option Plan.

  4.3(b)******   Amendment to Kopin Corporation Amended and Restated 1992
                 Stock Option Plan.

  4.3(c) Amendment to Kopin Corporation Amended and Restated 1992 Stock Option Plan.

  4.4*******     Kopin Corporation 2001 Equity Incentive Plan.

  4.5            Kopin Corporation 2001 Supplemental Equity Incentive Plan.

  5 Opinion and Consent of Bingham Dana LLP as to the legality of the securities being registered.

  23.1           Independent Auditors' Consent - Deloitte & Touche LLP.

  23.2           Consent of Bingham Dana LLP
                 (included in Exhibit 5).
     ______________

     * Filed as Exhibit 3.1 to registration statement on Form S-1, File No. 33-57450, and incorporated herein by reference.

     ** Filed as Exhibit 3.2(a) to Form 10-Q for the quarterly period ended July 1, 2000, File No. 000-19882, and incorporated herein by reference.

     *** Filed as Exhibit 3.2(b) to Form 10-Q for the quarterly period ended July 1, 2000, File No. 000-19882, and incorporated herein by reference.

     **** Filed as Exhibit 3.2 to registration statement on Form S-1, File No. 33-57450, and incorporated herein by reference.

     ***** Filed as Appendix A to proxy statement filed pursuant to Rule 14a-6 of the Exchange Act, filed with the Securities and Exchange Commission on April 10, 1997, File No. 000-19882, and incorporated herein by reference.

     ****** Filed as Exhibit 10.3 to Form 10-Q for the quarterly period ended July 1, 2000, File No. 000-19882, and incorporated herein by reference.

     ******* Filed as Appendix B to proxy statement filed pursuant to Rule 14a-6 of the Exchange Act, filed with the Securities and Exchange Commission on April 20, 2001, File No. 000-19882, and incorporated herein by reference.

ITEM 9.  UNDERTAKINGS.

  The Registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made pursuant to this Registration Statement, a post-effective amendment to this Registration Statement to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

                  (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of
1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions described in Item 6 above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Taunton, Commonwealth of Massachusetts, on the 9th day of November, 2001.

                         KOPIN CORPORATION

                         By:   /s/ John C.C. Fan
                               ----------------------
                               John C.C. Fan
                               Chief Executive Officer

      Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

             Signature                             Title                                 Date
             ---------                             -----                                 ----

  /s/ John C.C. Fan                  Chief Executive Officer,                      November 9, 2001
-----------------------------------  President (Principal Executive
John C.C. Fan                        Officer) and Director

  /s/ David E. Brook                 Director and Secretary                        November 9, 2001
-----------------------------------
David E. Brook

  /s/ Andrew H. Chapman              Director                                      November 9, 2001
-----------------------------------
Andrew H. Chapman

  /s/ Morton Collins                 Director                                      November 9, 2001
-----------------------------------
Morton Collins

  /s/ Chi-Chia Hsieh                 Director                                      November 9, 2001
-----------------------------------
Chi Chia Hsieh

  /s/ Michael A. Wall                Director                                      November 9, 2001
-----------------------------------
Michael A. Wall

  /s/ Richard A. Sneider             Chief Financial Officer                       November 9, 2001
-----------------------------------  (Principal Accounting Officer and
Richard A. Sneider                   Principal Financial Officer)


                                 EXHIBIT INDEX

     Exhibit No.             Description of Documents
---------------------  ------------------------------------

     4.1(a)*         Amended and Restated Certificate of Incorporation of the
                     Registrant.

     4.1(b)** Certificate of Amendment of Amended and Restated Certificate of Incorporation of the Registrant.

     4.1(c)***       Certificate of Amendment of Amended and Restated
                     Certificate of Incorporation of the Registrant.

     4.2**** Amended and Restated By-laws, as amended, of the Registrant.

     4.3(a)*****     Kopin Corporation Amended and Restated 1992 Stock Option
                     Plan.

     4.3(b)******    Amendment to Kopin Corporation Amended and Restated 1992
                     Stock Option Plan.

     4.3(c) Amendment to Kopin Corporation Amended and Restated 1992 Stock Option Plan.

     4.4*******      Kopin Corporation 2001 Equity Incentive Plan.

     4.5             Kopin Corporation 2001 Supplemental Equity Incentive Plan.

     5 Opinion and Consent of Bingham Dana LLP as to the legality of the securities being registered.

     23.1            Independent Auditors' Consent - Deloitte & Touche LLP.

     23.2            Consent of Bingham Dana LLP (included in Exhibit 5).
     ______________

     * Filed as Exhibit 3.1 to registration statement on Form S-1, File No. 33-57450, and incorporated herein by reference.

     ** Filed as Exhibit 3.2(a) to Form 10-Q for the quarterly period ended July 1, 2000, File No. 000-19882, and incorporated herein by reference.

     *** Filed as Exhibit 3.2(b) to Form 10-Q for the quarterly period ended July 1, 2000, File No. 000-19882, and incorporated herein by reference.

     **** Filed as Exhibit 3.2 to registration statement on Form S-1, File No. 33-57450, and incorporated herein by reference.

     ***** Filed as Appendix A to proxy statement filed pursuant to Rule 14a-6 of the Exchange Act, filed with the Securities and Exchange Commission on April 10, 1997, File No. 000-19882, and incorporated herein by reference.

     ****** Filed as Exhibit 10.3 to Form 10-Q for the quarterly period ended July 1, 2000, File No. 000-19882, and incorporated herein by reference.

    ******* Filed as Appendix B to proxy statement filed pursuant to Rule 14a-6 of the Exchange Act, filed with the Securities and Exchange Commission on April 20, 2001, File No. 000-19882, and incorporated herein by reference.